UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 27, 2018

Cleveland BioLabs, Inc.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-32954	20-0077155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
73 High Street Buffalo, NY 14203
(Address of Principal Executive Offices and zip code)

(716) 849-6810
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2018, the stockholders of Cleveland BioLabs, Inc. (the “Company”) approved the Cleveland BioLabs, Inc. Equity Incentive Plan (the “Plan”) at the annual meeting of the Company’s stockholders. The Plan, which replaces the Company’s expiring 2008 equity incentive plan, enables the Company to grant equity or cash awards to eligible officers, employees, directors and consultants. The Plan had previously been approved, subject to stockholder approval, by the Company’s board of directors. A description of the material terms of the Plan is contained in the Company’s definitive proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 12, 2018, which is incorporated herein by reference. That summary is qualified in its entirety by reference to the text of the Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on April 27, 2018 (the "2018 Annual Meeting") in Buffalo, New York. The results of matters submitted to a stockholder vote at the 2018 Annual Meeting are as follows:

Proposal 1: Election of Directors. Seven nominees were elected to serve on the Company's board of directors until the next annual meeting of stockholders and until their successors are elected and qualified with the votes set forth below:

Nominee	For	Withheld	Broker Non-Votes
Alexander Andryushechkin	7,222,259	72,571	3,305,619
Anna Evdokimova	7,134,373	160,457	3,305,619
Alexey Nechaev	7,214,775	80,055	3,305,619
Ivan Persiyanov	7,216,426	78,404	3,305,619
Randy S. Saluck	7,226,518	68,312	3,305,619
Daniil Talyanskiy	7,224,709	70,121	3,305,619
Lea Verny	6,917,914	376,916	3,305,619
Proposal 2: Ratification of Meaden & Moore, Ltd. as the independent registered public accounting firm for fiscal year ending December 31, 2018. The selection of Meaden & Moore, Ltd. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified with the votes set forth below:

For	Against	Abstain
10,283,303	189,322	127,824

Proposal 3: Approval of the Cleveland BioLabs, Inc. Equity Incentive Plan. The resolution relating to the approval of the Cleveland BioLabs, Inc. Equity Incentive Plan was approved with the votes set forth below:

For	Against	Abstain	Broker Non-Votes
7,153,925	125,446	15,459	3,305,619

Item 9.01 Financial Statements and Exhibits.
(d)

Exhibit

No.	Description

10.1	Cleveland BioLabs, Inc. Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cleveland BioLabs, Inc.

Date: May 1, 2018	By: /s/ YAKOV KOGAN
Name: Yakov Kogan
Title: Chief Executive Officer